Exhibit 32.1


              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report (the "Report") of TCI Solutions, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David R. Butler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to TCI Solutions, Inc. and will be retained by TCI Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Date: August 13, 2004                      By:   /s/ David R. Butler
                                                 ------------------------------
                                                 David R. Butler
                                                 Chief Executive Officer